                                                            Exhibit 99(g)

                        PRO FORMA FINANCIAL INFORMATION

The following unaudited Pro Forma Combined Income Statements for the six months ended June 30, 1995, and the year ended December 31, 1994, have been prepared to reflect adjustments to HBOC's historical results of operations to five effect to the acquisition of HSG and the proposed Merger as if each had occurred on January 1 of each period presented. The attached Pro Forma Combined Balance Sheets as of June 30, 1995, give effect to the Merger as if it had occurred on that date.

These pro forma statements have been prepared by HBOC based on the audited financial statements of HSG and CliniCom for the year ended December 31, 1994, and the unaudited financial statements of HSG for the period from January 1 through June 17, 1995, and of CliniCom for the six months ended June 30, 1995, which statements are incorporated by reference or included herein.

These pro forma statements are not necessarily indicative of the results of operations which would have been attained had each of the acquisitions been consummated on the dates indicated or which may be attained in the future. These pro forma statements should be read in conjunction with the historical financial statements and notes thereto of HBOC, HSG, and CliniCom incorporated by reference or included herein.


HBO & COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED INCOME STATEMENTS
FOR THE SIX MONTHS ENDED JUNE 30, 1995
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                     Pro Forma      Pro Forma                Pro Forma     Pro Forma
(In Thousands, Except for Per Share Data)     HBOC        HSG       Adjustments     Combined    CliniCom    Adjustments    Combined
------------------------------------------------------------------------------------------------------------------------------------
Revenue                                       $190,245    $53,429    $17,048  (2)    $258,440    $21,770   ($2,813) (8)    $277,397
                                                                      (2,282) (3)
------------------------------------------------------------------------------------------------------------------------------------

Operating Expense:
    Cost of Operations                          91,279          -     44,263  (2)     137,194     11,429    (4,231) (8)     145,510
                                                                        (296) (3)                            1,418  (8)
                                                                         130  (3)                             (300) (9)
                                                                       3,334  (3)
                                                                        (456) (3)
                                                                      (1,060) (3)
    Marketing                                   26,411          -      6,048  (2)      29,810      2,758      (390) (9)      32,178
                                                                      (2,649) (3)
    Research and Development                    16,453          -      4,509  (2)      16,724      2,347      (600) (9)      18,471
                                                                      (4,238) (3)
    General and Administrative                  20,490          -     12,597  (2)      29,309      2,381      (760) (9)      30,930
                                                                      (1,896) (3)
                                                                         767  (3)
                                                                      (2,649) (3)
    Purchased Research and
        Development Charge                     125,520          -   (125,520) (5)           0          -         -                0
    HSG Operating Expense                            -     50,369    (50,369) (2)           0          -         -                0
------------------------------------------------------------------------------------------------------------------------------------
        Total Operating Expense                280,153     50,369   (117,485)         213,037     18,915    (4,863)         227,089
------------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)                        (89,908)     3,060    132,251           45,403      2,855     2,050           50,308
Other Expense, Net                               1,026      3,233          -            4,259       (258)        -            4,001
------------------------------------------------------------------------------------------------------------------------------------
Income (Credit) Before
    Provision for Income Taxes                 (90,934)      (173)   132,251           41,144      3,113     2,050           46,307
Provision (Credit) for
    Income Taxes                               (36,373)     1,433     51,398  (6)      16,458        158     1,907  (10)     18,523
------------------------------------------------------------------------------------------------------------------------------------
Net Income (Loss)                             ($54,561)   ($1,606)   $80,853          $24,686     $2,955      $143          $27,784
------------------------------------------------------------------------------------------------------------------------------------
Earnings (Loss) Per Share:
    Primary                                     ($1.69)                                 $0.66      $0.33                      $0.68
    Fully Diluted                               ($1.69)                                 $0.66      $0.33                      $0.67
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Shares Outstanding:
    Primary                                     32,333                 5,149  (7)      37,482      9,007    (5,404) (11)     41,085
    Fully Diluted                               32,333                 5,323  (7)      37,656      9,007    (5,404) (11)     41,259
------------------------------------------------------------------------------------------------------------------------------------


HBO & COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED INCOME STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 1994
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------



                                                                     Pro Forma      Pro Forma                 Pro Forma   Pro Forma
(In Thousands, Except for Per Share Data)    HBOC         HSG       Adjustments     Combined    CliniCom     Adjustments   Combined
-----------------------------------------------------------------------------------------------------------------------------------

Revenue                                     $327,201    $121,241    $36,732   (2)   $480,546    $35,416     ($5,440)  (8)  $510,522
                                                                     (4,628)  (3)
-----------------------------------------------------------------------------------------------------------------------------------


Operating Expense:
     Cost of Operations                      172,894           -     93,480   (2)    273,131     18,186      (5,005)  (8)   285,277
                                                                       (746)  (3)                              (435)  (8)
                                                                        260   (3)                              (600)  (9)
                                                                      6,668   (3)
                                                                       (925)  (3)
                                                                      1,500   (4)
     Marketing                                42,769           -     14,625   (2)     52,825      5,046        (780)  (9)    57,091
                                                                     (4,569)  (3)
     Research and Development                 28,928           -      9,153   (2)     37,125      3,303      (1,200)  (9)    39,228
                                                                       (956)  (3)
     General and Administrative               34,590           -     20,393   (2)     50,476      3,719      (1,520)  (9)    52,675
                                                                     (3,879)  (3)
                                                                      1,534   (3)
                                                                     (2,162)  (3)
     HSG Operating Expense                         -     100,919   (100,919)  (2)          0          -           -               0
------------------------------------------------------------------------------------------------------------------------------------
         Total Operating Expense             279,181     100,919     33,457          413,557     30,254      (9,540)        434,271
------------------------------------------------------------------------------------------------------------------------------------
Operating Income (Loss)                       48,020      20,322     (1,353)          66,989      5,162       4,100          76,251
Other Expense, Net                             1,031       6,703          -            7,734       (771)          -           6,963
------------------------------------------------------------------------------------------------------------------------------------
Income (Credit) Before Provision for          46,989      13,619     (1,353)          59,255      5,933       4,100          69,288
     Income Taxes
Provision (Credit) for Income Taxes           18,830       7,877     (3,005)  (6)     23,702        445       3,568  (10)    27,715
------------------------------------------------------------------------------------------------------------------------------------
Net Income                                   $28,159      $5,742     $1,652          $35,553     $5,488        $532         $41,573
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Earnings Per Share:
     Primary                                   $0.85                                   $0.96      $0.62                       $1.03
     Fully Diluted                             $0.85                                   $0.96      $0.62                       $1.02
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Weighted Average Shares Outstanding:
     Primary                                  32,973                  4,000   (7)     36,973      8,901      (5,341) (11)    40,533
     Fully Diluted                            33,106                  4,000   (7)     37,106      8,902      (5,341) (11)    40,667
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------




HBO & COMPANY AND SUBSIDIARIES
PRO FORMA COMBINED BALANCE SHEETS
JUNE 30, 1995
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                      Pro Forma        Pro Forma
(In Thousands)                                                      HBOC          CliniCom           Adjustments        Combined
------------------------------------------------------------------------------------------------------------------------------------
Assets
     Current Assets:
          Cash and Cash Equivalents                               $8,232            $7,526                -              $15,758
          Receivables, Net                                       131,709            23,884          (13,486)  (8)        142,107
          Current Deferred Income Taxes                            9,130                 -                -                9,130
          Inventories                                              1,868             3,401                -                5,269
          Prepaids and Other Current Assets                       12,061               895           (1,879)  (8)         11,077
------------------------------------------------------------------------------------------------------------------------------------
              Total Current Assets                               163,000            35,706          (15,365)             183,341
------------------------------------------------------------------------------------------------------------------------------------
          Intangibles, Net                                       181,293                 -                -              181,293
          Deferred Income Taxes                                   33,096                 -                -               33,096
          Property and Equipment, Net                             31,983             2,646                -               34,629
          Capitalized Software, Net                               25,626             3,491             (400)  (8)         28,717
          Other Noncurrent Assets, Net                             6,457               135                -                6,592
------------------------------------------------------------------------------------------------------------------------------------
Total Assets                                                    $441,455           $41,978         ($15,765)            $467,668
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Liabilities and Stockholders' Equity
     Current Liabilities                                        $175,370            $8,816         ($12,209)  (8)       $171,977
     Long-Term Debt                                                  879                 -                -                  879
     Other Long-Term Liabilities                                  23,437                 -                -               23,437
     Stockholders' Equity                                        241,769            33,162           (3,556)  (8)        271,375
------------------------------------------------------------------------------------------------------------------------------------
Total Liabilities and Stockholders' Equity                      $441,455           $41,978         ($15,765)            $467,668
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
(In Thousands)

GENERAL

1. The foregoing Pro Forma Combined Income Statements for the six months ended June 30, 1995, and the year ended December 31, 1994, give effect to the acquisition of HSG which was completed on June 17, 1995, and the Merger. The foregoing Pro Forma Combined Balance Sheets as of June 30, 1995, give effect to the Merger as if it had occurred on that date. No pro forma adjustments are necessary for the HSG acquisition on the attached June 30, 1995, Pro Forma Combined Balance Sheets since that transaction was completed on June 17, 1995.

HBOC accounted for the acquisition of HSG as a purchase. The Merger, which is subject to certain conditions including CliniCom stockholder approval, is expected to close in the early fourth quarter of 1995. The transaction will be accounted for as a pooling of interests.

Adjustments to the Pro Forma Combined Income Statements include such adjustments as are necessary to allocate the HSG purchase price based on the estimated fair market value of the assets acquired and the liabilities assumed and to give effect to events that are directly attributable to the HSG transaction and the Merger, which are expected to have a continuing impact on HBOC and are factually supportable. The adjustments related to the Pro Forma Combined Income Statements assume the transactions were consummated on January 1 of each period presented.

Adjustments to the Pro Forma Combined Balance Sheets include such adjustments as are necessary to give effect to events that are directly attributable to the transaction and factually supportable. The adjustments related to the Pro Forma Combined Balance Sheets assume the transaction was consummated on June 30, 1995.

HSG ACQUISITION

2. HSG revenue and expense classifications were historically broken out using different policies than those applied by HBOC. The adjustments necessary to reclassify HSG revenue and expenses in accordance with HBOC policies are:


                                      6/30/95            12/31/94
                                      -------            --------
Revenue                               $17,048             $36,732
Cost of Operations                    $44,263             $93,480
Marketing                              $6,048             $14,625
Research and Development               $4,509              $9,153
General and Administrative            $12,597             $20,393
HSG Operating Expense                $(50,369)          $(100,919)


Historically, HSG netted certain costs against revenue for presentation, while HBOC has historically reported revenue as a gross number.

3. The following adjustments are necessary to adjust the June 30, 1995, and December 31, 1994, income statement impact of the asset and liability fair market value adjustments assuming the purchase of HSG had been consummated on January 1 of each period presented:


                                      6/30/95            12/31/94
                                      -------            --------
HSG Capitalized Software                $(296)              $(746)
HSG Goodwill                          $(1,896)            $(3,879)
HBOC Capitalized Software                $130                $260
HBOC Customer Lists-
    to amortize over 15 years          $3,334              $6,668
HBOC Goodwill-
    to amortize over seven years         $767              $1,534
Deferred Revenue:
    Revenue                           $(2,282)            $(4,628)
    Cost of Operations                  $(456)              $(925)
Terminated Employees:
    Cost of Operations                $(1,060)                 $-
    Marketing                         $(2,649)           $ (4,569)
    Research and Development          $(4,238)              $(956)
    General and Administrative        $(2,649)            $(2,162)


HBOC recorded the HSG deferred revenue acquired at its cost (the cost to service remaining commitment). The net profit which had been deferred has been eliminated.

The reduction of expense related to terminated employees results from the permanent termination of certain HSG employees in order to eliminate certain redundant positions and increase the efficiency of the combined operations.

4. HSG was charged an allocated amount for the use of FDC's Data Center. In 1994, the amount charged was less than that deemed reasonable by management by $1,500. The adjusted charge reflects that which will be charged to HBOC in the future. The 1995 charge has been deemed reasonable by management.

5. In the second quarter of 1995, HBOC recorded a $125,520 charge primarily related to purchased research and development of HSG. This nonrecurring charge has been eliminated from the June 30, 1995, Pro Forma Combined Income Statements.

6. The provision for income tax was derived by using the HBOC effective tax rate of 40%.

7. The weighted average shares outstanding have been adjusted for the HSG acquisition to give effect to the additional 4 million shares of HBOC Common Stock outstanding assuming the transaction had been consummated on January 1 of each period presented and to give effect to the dilutive effect of stock options outstanding at June 30, 1995, assuming that HBOC had had net income.

THE MERGER

8. Beginning in 1988, HBOC and CliniCom were parties to various distribution arrangements. Accordingly, certain intercompany transactions and balances are included in the historical financial statements of HBOC and CliniCom. The adjustments necessary to eliminate intercompany transactions assuming the pooling of interests had been consummated on January 1 of each period presented are:


                                      6/30/95            12/31/94
                                      -------            --------
Revenue                               $(2,813)            $(5,440)
Cost of Operations                    $(4,231)            $(5,005)


The following adjustments are necessary to correctly match revenue and expenses according to HBOC policies assuming the pooling of interests had been consummated on January 1 of each period presented:


                                      6/30/95            12/31/94
                                      -------            --------
Cost of Operations                     $1,418               $(435)


The adjustments necessary to eliminate intercompany balances assuming the pooling of interests had been consummated on June 30, 1995, are:


                                               6/30/95
                                               -------
Receivables                                    $(13,486)
Prepaids and Other Current Assets               $(1,879)
Capitalized Software                              $(400)
Current Liabilities                            $(12,209)
Retained Earnings                               $(3,556)


9. The following adjustments are necessary to adjust the June 30, 1995, and December 31, 1994, income statement to give effect to employee terminations. The reduction of expense related to terminated employees results from the permanent termination of certain CliniCom employees in order to eliminate certain redundant positions and increase the efficiency of the combined operations. The adjustments, assuming the pooling of interests had been consummated on January 1 of each period presented, are:


                                      6/30/95            12/31/94
                                      -------            --------
    Cost of Operations                  $(300)              $(600)
    Marketing                           $(390)              $(780)
    Research and Development            $(600)            $(1,200)
    General and Administrative          $(760)            $(1,520)


10. The provision for income tax was derived by using the HBOC effective tax rate of 40%.

11. The Merger agreement provides for the exchange of .4 of a share of HBOC Common Stock for each share of currently outstanding CliniCom common stock.